UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   April 29, 2008
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Item 2.02.  Results of Operations and Financial Condition.

This amendment is being filed solely to correct average shares outstanding for the quarter ended March 31, 2008 and the related per share amounts in our press release dated April 29, 2008 and the statistical supplement for the quarter ended March 31, 2008. Except for correcting this information, no other information in our Form 8-K dated April 29, 2008 has been updated or amended. A revised copy of the press release and statistical supplement for the quarter ended March 31, 2008 are attached as Exhibits 99.1 and 99.2 to this filing, respectively, and are  incorporated herein by reference.

The information, including exhibits attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press release (revised) dated April 29, 2008, announcing Lincoln National Corporation’s financial results for the quarter ended March 31, 2008.
99.2	Lincoln National Corporation Statistical Supplement (revised) for the Quarter Ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By /s/ Douglas N. Miller
Name: Douglas N. Miller
Title: Vice President and
Chief Accounting Officer

Date:  April 30, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release (revised) dated April 29, 2008, announcing Lincoln National Corporation’s financial results for the quarter ended March 31, 2008.
99.2	Lincoln National Corporation Statistical Supplement (revised) for the Quarter Ended March 31, 2008.